UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05133

High Income Securities Fund
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Andrew Dakos
Bulldog Investors, LLP
Park 80 West
250 Pehl Avenue, Suite 708
Saddle Brook, 07663
(Name and address of agent for service)

Copy to:

Thomas R. Westle, Esq.
Blank Rome LLP
1271 Avenue of the Americas
New York, NY 10020

1-877-607-0414
Registrant’s telephone number, including area code

Date of fiscal year end: August 31, 2025

Date of reporting period: August 31, 2025

Item 1. Reports to Stockholders.

(a)

High Income Securities Fund (PCF)

Annual Report
For the year ended
August 31, 2025

High Income Securities Fund

October 29, 2025

Dear Fellow Shareholders:

The Fund currently pays monthly distributions at an annualized rate of at least 10% (or 0.8333% per month) of its net asset value (NAV) as of the last business day of the previous calendar year. The targeted monthly distribution for calendar year 2025 is $0.0593 per share. Please note that in some years, adhering to a managed distribution policy may require some capital to be returned to shareholders. The Fund will not know precisely what percentage, if any, of its distributions will be characterized as a return of capital until after the end of the calendar year in which they are made.

After accounting for distributions, the Fund’s NAV return was 9.23% for the fiscal year ending August 31, 2025 and 4.37% for the second half of the fiscal year, i.e., from February 28, 2025 to August 31, 2025. As of August 31, 2025, the Fund’s per share NAV was $7.05 vs. $7.15 on February 28, 2025. As of August 31, 2025, the Fund’s shares were trading at $6.49, a discount of 7.94% to their then-current NAV.

As a reminder, a special meeting was held in November 2024 at which shareholders approved (1) an investment advisory agreement with Bulldog Investors, LLP, and (2) changes to the Fund’s investment strategies and fundamental policies to expand the types of investments the Fund can make and to increase the Fund’s ability to pursue attractive investment opportunities. More specifically, to generate sufficient cash to pay an attractive monthly distribution, the Fund seeks to acquire attractively valued investments that either (1) make meaningful regular cash distributions, or (2) are expected to result in a monetization event, e.g., a cash tender offer at a premium to the market price. Conversely, the Fund will not invest in shares of firms like Berkshire Hathaway or Tesla because they are not currently expected to provide cash to investors. A primary focus of the Fund’s investment strategy continues to be acquiring discounted shares of closed-end investment companies (“CEFs”) and business development companies (“BDCs”) that make regular distributions, as well as the senior securities, e.g., notes or preferred shares, of CEFs and BDCs (which we think have a negligible risk of defaulting) and of certain operating companies when they are attractively priced. In addition, units or common shares issued by special purpose acquisition companies (“SPACs”) may comprise a significant percentage of the Fund’s portfolio.

In some instances, the Fund will actively seek to influence a company to consider a monetization event. For example, as part of a settlement reached in 2023 with MFS High Yield Municipal Trust (CMU) and MFS Investment Grade Municipal Trust (CXH) to avert a proxy contest, each fund committed to provide a liquidity event, unless the discount shrunk to no more than 7.5% by mid-2025. At that time, the

High Income Securities Fund

discount for each of these CEFs was about 14%. In July, the termination date of the settlement agreement was extended to the end of 2025. No guarantees but with the clock ticking and a high percentage of the outstanding shares of each fund held by value-oriented shareholders, we think management is likely to announce a plan to eliminate the discounts before the 2026 annual meeting.

In other instances, the board of a company may decide to provide a liquidity event to avoid a proxy contest. For example, Eaton Vance New York Municipal Bond Fund (ENX), one of our portfolio CEFs, voluntarily determined to liquidate in order to eliminate the discount from NAV at which its shares had been trading. As a result, on October 28, 2025 the Fund received a liquidating distribution.

Since 2019, when the Fund liquidated its entire portfolio prior to conducting a large tender offer, the Fund has been using the ICE BofA Merrill Lynch 6 Month U.S. Treasury Bill Index (which was up 2.18% in the second half of fiscal year 2025, and 4.60% for the entire fiscal year) as its benchmark. In light of the aforementioned expansion of the Fund’s investment parameters, the Board may determine whether another benchmark is more suitable going forward.

The Fund’s investments in BDCs and CEFs have generally performed well. Some of them have accretive share repurchase plans and, as noted, a number of them, sometimes at our urging, have adopted measures to enhance shareholder value. As a result of fears of a recession and lower interest rates, the discounts on many BDCs have recently widened significantly. We believe those fears are overdone and that the stocks of many BDCs are attractively priced.

As discussed in our last letter, in May the Fund received $75,389.32 from the settlement of a shareholder lawsuit against Harvest Capital Credit Corporation, a BDC whose shares the Fund owned in 2021 and that merged into another BDC.

Lastly, we remind you that from time to time the Fund seeks instructions from its stockholders for voting its proxies for certain CEFs whose shares the Fund owns. The instruction forms are available at http://highincomesecuritiesfund.com. If you would like to receive an email notification when the Fund seeks proxy voting instructions for a CEF whose shares it owns, please email us at proxyinfo@highincomesecuritiesfund.com.

Sincerely yours,

Phillip Goldstein
Chairman

(This Page Intentionally Left Blank.)

High Income Securities Fund

This chart assumes an initial gross investment of $10,000 made on 8/31/2015.

Effective after the close of business on July 23, 2018, the Fund became internally managed and did not pay any external management fees from such date through November 8, 2024. On November 8, 2024, the Fund entered into an Investment Management Agreement with Bulldog Investors, LLP, and shareholders approved certain changes to the Fund’s investment objective, investment strategies, and investment restrictions. Accordingly, the information presented in this report with respect to the actions and results of the Fund during the period before July 23, 2018 and from July 23, 2018 to November 8, 2024 are not material in making any conclusions as to the future performance of the Fund.

Past Performance at a glance (unaudited)

Average annual total returns for the periods ended 8/31/2025

	6 month
Net assets value returns	(not annualized)	1 year	5 years	10 years
High Income Securities Fund	4.37%	9.23%	6.56%	6.01%
Market price returns
High Income Securities Fund	0.65%	8.71%	6.96%	7.52%
Index returns
ICE BofA Merrill Lynch 6 Month Treasury Bill Index	2.18%	4.60%	2.99%	2.21%
Share Price as of 8/31/2025
Net asset value				$7.05
Market price				$6.49

The graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of fund shares.

High Income Securities Fund

Generally, the Fund invests primarily in income producing or dividend paying U.S. and non-U.S. investments.

Past performance does not predict future performance. The return and value of an investment will fluctuate so that an investor’s share, when sold, may be worth more or less than their original cost.

Portfolio composition as of 8/31/2025 (unaudited)(1)

			% of
	Value	Cost	Net Assets
Closed-End Funds	$46,792,524	$42,430,210	35.5%
Special Purpose Acquisition Vehicles	44,392,492	43,174,941	33.6
Business Development Companies	21,959,604	23,644,015	16.6
Money Markets	10,555,491	10,555,491	8.0
Preferred Stocks	4,775,511	5,579,855	3.6
Trusts	1,367,850	1,218,665	1.0
Real Estate Investment Trusts	644,634	1,930,135	0.5
Exchange Traded Funds	489,035	441,587	0.4
Warrants	435,861	179,460	0.3
Rights	207,832	199,747	0.2
Total Investments	$131,620,834	$129,354,106	99.7%
Liabilities in Excess of Other Assets	346,341		0.3
Total Net Assets	$131,967,175		100.00%

(1)	As a percentage of net assets.

The following table represents the Fund’s investments categorized by country of risk as of August 31, 2025:

Country	% of Net Assets
United States	65.7%
Cayman Islands	33.0%
Virgin Islands (British)	1.0%
99.7%
Liabilities in Excess of Other Assets	0.3%
100.00%

High Income Securities Fund

Portfolio of investments—August 31, 2025

	Shares	Value
CLOSED-END FUNDS—35.5%
AllianceBernstein National Municipal Income Fund, Inc.	448,786	$4,658,399
Bancroft Fund Ltd.	13,819	290,890
BNY Mellon Municipal Bond Infrastructure Fund, Inc.	102,179	1,023,834
BNY Mellon Strategic Municipal Bond Fund, Inc.	984,121	5,589,807
BNY Mellon Strategic Municipals, Inc.	287,741	1,712,059
Carlyle Credit Income Fund	90,312	518,391
Clough Global Opportunities Fund	158,581	881,710
Destra Multi-Alternative Fund	128,837	1,120,882
DWS Municipal Income Trust	243,366	2,153,789
Eaton Vance New York Municipal Bond Fund	208,164	1,967,150
Ellsworth Growth and Income Fund Ltd.	173,161	1,911,697
Gabelli Dividend & Income Trust	151,344	4,077,207
GDL Fund	110,621	943,597
Highland Income Fund	5,386	33,124
Japan Smaller Capitalization Fund, Inc.	74,101	793,622
MFS High Income Municipal Trust	212,876	755,710
MFS High Yield Municipal Trust	764,756	2,523,695
MFS Investment Grade Municipal Trust	245,951	1,837,254
Neuberger Berman Next Generation Connectivity Fund, Inc.	418,355	6,200,021
Oxford Lane Capital Corp.	761,805	2,856,769
Pioneer Diversified High Income Trust	19,842	253,978
Principal Real Estate Income Fund	146,193	1,536,488
Virtus Total Return Fund, Inc.	121,825	777,243
Voya Asia Pacific High Dividend Equity Income Fund	101,902	738,789
Voya Emerging Markets High Dividend Equity Fund	274,107	1,636,419
Total Closed-End Funds (Cost $42,430,210)		46,792,524

SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)—33.6%
Andretti Acquisition Corp. II—Class A (a)	50,000	520,500
Ares Acquisition Corp. II (a)	171,046	1,951,635
Armada Acquisition Corp. II—Class A (a)	100,000	1,029,000
Axiom Intelligence Acquisition Corp. 1—Class A (a)	18,000	179,100
Blue Acquisition Corp.—Class A (a)	143,700	1,429,815
Blue Water Acquisition Corp. III—Class A (a)	50,000	497,000
Bold Eagle Acquisition Corp.—Class A (a)	150,000	1,554,750
Cal Redwood Acquisition Corp.—Class A (a)	100,000	1,001,000

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2025

	Shares	Value
SPECIAL PURPOSE ACQUISITION COMPANIES (SPACS)—(continued)
Centurion Acquisition Corp. (a)	156,250	$1,643,750
ChampionsGate Acquisition Corp.—Class A (a)	100,000	1,002,000
Churchill Capital Corp. X (a)	122,024	1,248,306
Crane Harbor Acquisition Corp.—Class A (a)	150,000	1,505,250
CSLM Digital Asset Acquisition Corp. III Ltd. (a)	100,000	1,006,000
D Boral ARC Acquisition I Corp. (a)	137,500	1,370,875
Dune Acquisition Corp. II (a)	200,000	2,014,000
Dynamix Corp. (a)	55,633	605,287
EGH Acquisition Corp.—Class A (a)	50,000	500,500
EQV Ventures Acquisition Corp.—Class A (a)	250,000	2,600,000
EQV Ventures Acquisition Corp. II (a)	77,148	773,794
Fifth Era Acquisition Corp. I—Class A (a)	2,200	22,286
FIGX Capital Acquisition Corp. (a)	100,090	1,008,407
GigCapital7 Corp.—Class A (a)	166,013	1,716,574
HCM III Acquisition Corp. (a)	5,000	50,650
Highview Merger Corp. (a)	100,000	1,005,000
Indigo Acquisition Corp. (a)	143,399	1,426,820
Jackson Acquisition Co. II—Class A (a)	100,000	1,035,000
Jena Acquisition Corp. II—Class A (a)	71,213	721,388
Legato Merger Corp. III (a)	40,196	431,303
Lightwave Acquisition Corp. (a)	100,000	1,004,000
Lionheart Holdings—Class A (a)	73,338	770,049
M3-Brigade Acquisition V Corp.—Class A (a)	127,657	1,348,058
M3-Brigade Acquisition VI Corp. (a)	50,000	500,500
McKinley Acquisition Corp. (a)	100,000	998,000
Oyster Enterprises II Acquisition Corp.—Class A (a)	200,000	2,008,000
Perceptive Capital Solutions Corp. (a)	50,000	528,960
Roman DBDR Acquisition Corp. II (a)	125,000	1,284,375
Silver Pegasus Acquisition Corp. (a)	100,000	1,012,000
Silverbox Corp. IV—Class A (a)	110,050	1,154,094
SIM Acquisition Corp. I—Class A (a)	150,000	1,563,000
Sizzle Acquisition Corp. II—Class A (a)	50,600	509,795
Soulpower Acquisition Corp.—Class A (a)	86,023	863,671
Vendome Acquisition Corp. I (a)	100,000	998,000
Total Special Purpose Acquisition Companies (SPACS) (Cost $43,174,941)		44,392,492

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2025

	Shares	Value
BUSINESS DEVELOPMENT COMPANIES—16.6%
Barings BDC, Inc.	16,717	$165,498
Blue Owl Technology Finance Corp.	129,689	1,932,366
CION Investment Corp.	626,379	6,764,893
Crescent Capital BDC, Inc.	182,238	2,862,959
Investcorp Credit Management BDC, Inc.	314,590	928,041
Monroe Capital Corp.	66,421	496,165
OFS Capital Corp.	41,250	350,212
PhenixFIN Corp.	19,218	933,610
Portman Ridge Finance Corp.	253,580	3,098,748
Runway Growth Finance Corp.	406,530	4,427,112
Total Business Development Companies (Cost $23,644,015)		21,959,604

PREFERRED STOCKS—3.6%
Business Development Companies—1.1%
OFS Credit Co., Inc., Series E, 5.25%, 12/31/2026 (a)	60,000	1,456,200
Closed-End Funds—0.6%
Highland Opportunities and Income Fund
Series A, 5.38%, Perpetual (a)	2,521	42,605
Series B, 5.38%, Perpetual (a)	47,724	797,468
		840,073
Real Estate Investment Trusts—1.9%
Cedar Realty Trust, Inc.—Series C, Series C, 6.50%, Perpetual	70,411	1,127,280
NexPoint Diversified Real Estate Trust—Series A, Series A, 5.50%, Perpetual	94,082	1,351,958
		2,479,238
Retail—Catalog Shopping—0.0%(b)
Legacy IMBDS, Inc., 8.50%, 09/30/2026 (a)(c)(d)	27,802	0
Total Preferred Stocks (Cost $5,579,855)		4,775,511

	Certificates
TRUSTS—1.0%
Trusts—1.0%
Copper Property CTL Pass Through Trust	109,428	1,367,850
Total Trusts (Cost $1,218,665)		1,367,850

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2025

	Shares	Value
REAL ESTATE INVESTMENT TRUSTS—COMMON—0.5%
Diversified REITs—0.5%
NexPoint Diversified Real Estate Trust	164,029	$644,634
Total Real Estate Investment Trusts—Common (Cost $1,930,135)		644,634

EXCHANGE TRADED FUNDS—0.4%
Horizon Kinetics Spac Active ETF	4,700	489,035
Total Exchange Traded Funds (Cost $441,587)		489,035

	Contracts
WARRANTS—0.3%
AA Mission Acquisition Corp.,
Expires 08/01/2030,
Exercise Price $11.50 (a)	50,000	8,450
Andretti Acquisition Corp. II,
Expires 10/24/2029,
Exercise Price $11.50 (a)	25,000	3,750
Armada Acquisition Corp. II,
Expires 05/20/2030,
Exercise Price $11.50 (a)	50,000	30,000
Blue Water Acquisition Corp. III,
Expires 12/31/2026,
Exercise Price $11.50 (a)	54,592	7,643
Centurion Acquisition Corp.,
Expires 08/01/2029,
Exercise Price $11.50 (a)	78,125	21,109
Churchill Capital Corp. IX,
Expires 06/11/2029,
Exercise Price $11.50 (a)	611	440
Dune Acquisition Corp. II,
Expires 06/12/2030,
Exercise Price $11.50 (a)	150,000	28,425
Dynamix Corp.,
Expires 12/06/2029,
Exercise Price $11.50 (a)	16,641	33,615
EQV Ventures Acquisition Corp.,
Expires 07/01/2031,
Exercise Price $11.50 (a)	83,333	37,917
GigCapital7 Corp.,
Expires 09/11/2029,
Exercise Price $11.50 (a)	166,013	28,222

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2025

	Contracts	Value
WARRANTS—(continued)
Launch One Acquisition Corp.,
Expires 08/29/2029,
Exercise Price $11.50 (a)	75,000	$13,500
Legato Merger Corp. III,
Expires 03/28/2029,
Exercise Price $11.50 (a)	20,098	6,230
Lionheart Holdings,
Expires 08/09/2029,
Exercise Price $11.50 (a)	36,669	8,067
M3-Brigade Acquisition V Corp.,
Expires 09/23/2030,
Exercise Price $11.50 (a)	91,700	119,209
Relativity Acquisition Corp.,
Expires 02/11/2027,
Exercise Price $11.50 (a)(c)	21,700	0
Roman DBDR Acquisition Corp. II,
Expires 02/03/2030,
Exercise Price $11.50 (a)	62,500	26,888
Silverbox Corp. IV,
Expires 09/24/2029,
Exercise Price $11.50 (a)	36,683	15,271
SIM Acquisition Corp. I,
Expires 08/28/2029,
Exercise Price $11.50 (a)	75,000	16,500
Voyager Acquisition Corp.,
Expires 05/16/2031,
Exercise Price $11.50 (a)	145,142	30,625
Total Warrants (Cost $179,460)		435,861

	Shares
RIGHTS—0.2%
Axiom Intelligence Acquisition Corp. 1,
Expires 06/10/2030,
Exercise Price $10.00 (a)	18,000	2,880
Blue Acquisition Corp.,
Expires 06/11/2030,
Exercise Price $0.00 (a)	143,700	18,695
Bold Eagle Acquisition Corp.,
Expires 10/11/2029,
Exercise Price $10.00 (a)	100,000	23,660

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2025

	Shares	Value
RIGHTS—(continued)
Cal Redwood Acquisition Corp.,
Expires 05/15/2030,
Exercise Price $10.00 (a)	100,000	$22,810
Cayson Acquisition Corp.,
Expires 06/24/2026,
Exercise Price $10.00 (a)	45,000	7,650
ChampionsGate Acquisition Corp.,
Expires 05/14/2030,
Exercise Price $10.00 (a)	100,000	13,010
EGH Acquisition Corp.,
Expires 05/12/2027,
Exercise Price $10.00 (a)	50,000	10,000
Eureka Acquisition Corp.,
Expires 01/03/2026,
Exercise Price $10.00 (a)	50,000	11,005
Flag Ship Acquisition Corp.,
Expires 03/31/2026,
Exercise Price $0.11 (a)	137,500	16,500
IB Acquisition Corp.,
Expires 09/28/2025,
Exercise Price $10.00 (a)	129,140	7,749
Indigo Acquisition Corp.,
Expires 04/02/2027,
Exercise Price $10.00 (a)	143,399	19,359
Oyster Enterprises II Acquisition Corp.,
Expires 05/22/2030,
Exercise Price $10.00 (a)	200,000	33,000
Sizzle Acquisition Corp. II,
Expires 04/02/2030,
Exercise Price $10.00 (a)	50,600	8,602
Soulpower Acquisition Corp.,
Expires 06/27/2026,
Exercise Price $1.00 (a)	86,023	12,912
Total Rights (Cost $199,747)		207,832

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Portfolio of investments—August 31, 2025

	Shares	Value
SHORT-TERM INVESTMENTS
Money Market Funds—8.0%
Fidelity Investments Money Market Funds—
Government Portfolio—Institutional Class, 4.21% (e)	5,277,745	$5,277,745
STIT—Treasury Portfolio—Institutional Class, 4.16% (e)	5,277,746	5,277,746
Total Money Market Funds (Cost $10,555,491)		10,555,491
Total Investments—99.7% (Cost $129,354,106)		131,620,834
Other Assets in Excess of Liabilities—0.3%		346,341
Total Net Assets—100.0%		$131,967,175

Percentages are stated as a percent of net assets.

REIT—Real Estate Investment Trust

(a)	Non-income producing security.
(b)	Represents less than 0.05% of net assets.
(c)	Fair value determined using significant unobservable inputs in accordance with procedures established by the Board of Trustees of the Fund and under the supervision of the Audit & Valuation Committee. These securities represented $0 or 0.0% of net assets as of August 31, 2025.
(d)	Defaulted security.
(e)	The rate shown represents the 7-day annualized effective yield as of August 31, 2025.

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of assets and liabilities—August 31, 2025

Assets:
Investments, at value (Cost $129,354,106)	$131,620,834
Foreign currencies (Cost $9,811)	9,806
Dividends and interest receivable	216,537
Receivable for investments sold	398,252
Other assets	13,635
Total assets	132,259,064

Liabilities:
Expenses and fees:
Advisor	111,943
Audit	37,900
Investments purchased	31,352
Registration	25,518
Administration	24,643
Legal	18,596
Miscellaneous	12,563
Reports and notices to shareholders	11,746
Transfer agency	7,737
Chief Compliance Officer	6,000
Custody	3,366
Other	525
Total liabilities	291,889
Net assets	$131,967,175

Net assets consist of:
Paid-in Capital (Unlimited shares authorized)	$132,029,686
Accumulated net gains	(62,511)
Net assets	$131,967,175
Net asset value per share ($131,967,175 applicable to
18,716,450 shares outstanding)	$7.05

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statement of operations

For the
year ended
August 31, 2025
Investment income:
Dividends	$7,395,718
Interest	1,410,820
Total investment income	8,806,538

Expenses and Fees:
Advisor	1,140,279
Reports and notices to shareholders	320,521
Trustees	288,824
Administration	149,484
Legal	134,790
Transfer agency	93,948
Registration	79,879
Compliance	72,001
Investment Committee	69,792
Other	63,201
Audit	37,900
Officers	30,000
Insurance	26,490
Custody	20,219
Accounting	3,202
Total expenses	2,530,530
Net expenses	2,530,530
Net investment income	6,276,008

Net realized and unrealized gain from investment activities:
Net realized gain from:
Investments	2,573,304
Foreign currency translations	(1,721)
Net realized gain	2,571,583
Change in net unrealized appreciation/depreciation on:
Investments	2,535,915
Foreign currency translations	(5)
Change in net unrealized appreciation/depreciation on:	2,535,910
Net realized and unrealized gain from investment activities	5,107,493
Increase in net assets resulting from operations	$11,383,501

The accompanying notes are an integral part of these financial statements.

High Income Securities Fund

Statements of changes in net assets applicable to common shareholders

	For the	For the
	year ended	year ended
	August 31, 2025	August 31, 2024
From operations:
Net investment income	$6,276,008	$6,330,432
Net realized gain (loss) on investments	2,571,583	5,985,564
Change in net unrealized appreciation/depreciation on investments	2,535,910	5,799,309
Net increase in net assets resulting from operations	11,383,501	18,115,305

Distributions paid to shareholders:
Distributions	(10,807,552)	(10,541,980)
Return of capital	(4,720,140)	(3,154,292)
Total dividends and distributions paid to shareholders	(15,527,692)	(13,696,272)

Capital Stock Transactions (Note 5)
Issuance of common stock through rights offering	—	76,855,828
Redemptions in kind	—	—
Repurchase of common stock through tender offer	(75,472,250)	—
Total capital stock transactions	(75,472,250)	76,855,828
Net increase (decrease) in net assets applicable to common shareholders	(79,616,441)	81,274,861

Net assets applicable to common shareholders:
Beginning of period	$211,583,616	$130,308,755
End of period	$131,967,175	$211,583,616

Number of Fund Shares
Shares outstanding at beginning of period	29,391,450	17,530,463
Shares issued	—	11,860,987
Shares redeemed	10,675,000	—
Shares outstanding at end of period	18,716,450	29,391,450

The accompanying notes are an integral part of these financial statements.

15

High Income Securities Fund

Financial highlights

Selected data for a share of common stock outstanding throughout each year is presented below:

Net asset value, beginning of year
Net investment income(1)
Net realized and unrealized gains (losses) from investment activities
Total from investment operations

Less distributions:
Net investment income
Net realized gains from investment activities
Return of capital
Total distributions
Increase from shares repurchased
Anti-dilutive effect of Tender Offer
Dilutive effect of Rights Offer
Net asset value, end of year
Market price, end of year
Total market price return(2)

Ratio to average net assets:
Ratio of expenses to average net assets
Ratio of net investment income to average net assets

Supplemental data:
Net assets, end of year (000’s)
Portfolio turnover

(1)	Per share net investment income has been determined on the basis of the average number of shares outstanding during the period.

(2)	Total market price return is calculated assuming a $10,000 purchase of common stock at the current market price on the first day of each period reported and a sale at the current market price on the last day of each period reported, and assuming reinvestment of dividends and other distributions to common shareholders at prices obtained under the Fund’s Dividend Reinvestment Plan (which was terminated on September 12, 2018).

The accompanying notes are an integral part of these financial statements.

16

High Income Securities Fund

Financial highlights (continued)

For the years ended August 31,
2025	2024	2023	2022	2021
$7.20	$7.43	$7.87	$9.31	$8.65
0.29	0.35	0.36	0.31	0.21
0.35	0.63	(0.02)	(0.43)	2.01
0.64	0.98	0.34	(0.12)	2.22

(0.50)	(0.57)	(0.40)	(0.34)	(0.33)
—	—	—	(0.32)	(0.43)
(0.22)	(0.17)	(0.38)	(0.24)	(0.19)
(0.72)	(0.74)	(0.78)	(0.90)	(0.95)
—	—	—	0.00	0.00
(0.07)	—	—	—	—
—	(0.47)	—	(0.42)	(0.61)
$7.05	$7.20	$7.43	$7.87	$9.31
$6.49	$6.67	$6.76	$7.15	$9.92
8.71%	10.54%	6.35%	-19.66%	36.37%

1.65%	1.04%	0.95%	1.03%	1.57%
4.08%	4.72%	4.90%	3.71%	2.30%

$131,967	$211,584	$130,309	$138,001	$88,328
81%	84%	52%	74%	93%

17

High Income Securities Fund

Notes to financial statements

High Income Securities Fund (the “Fund”) is a Massachusetts business trust, which is registered under the Investment Company Act of 1940, as amended, as a diversified closed-end management investment company. Effective July 24, 2018 the Fund changed its name to High Income Securities Fund.

The goal of the Fund is to provide high current income. The Fund seeks to generate sufficient cash from interest, dividends and other distributions, and liquidity events such as self-tender offers, mergers or liquidations from portfolio securities to enable the Fund to make high monthly distributions to shareholders.

The Fund is an investment company and accordingly follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (FASB) Accounting Standard Codification Topic 946 “Financial Services – Investment Companies”.

The Fund’s shares trade on a stock exchange at market prices, which may be higher or lower than the Fund’s net asset value.

In the normal course of business, the Fund enters into contracts that may include agreements to indemnify another party under given circumstances. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be, but have not yet been made against the Fund. However, the Trustees expect the risk of material loss to be remote.

Under the Fund’s Agreement and Declaration of Trust, any claims asserted against or on behalf of the Fund, including claims against Trustees and Officers, must be brought in state and federal courts located within the Commonwealth of Massachusetts.

Note 1: Significant Accounting Policies

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations. Actual results could differ from those estimates.

Security valuation—Portfolio securities and other investments are valued using policies and procedures adopted by the Board of Trustees of the Fund (the “Board”). The Board’s Audit & Valuation Committee (the “Committee”) oversees the implementation of these procedures.

Investments for which market quotations are readily available are valued at the last reported sales price on their principal exchange, or official closing price for

18

High Income Securities Fund

Notes to financial statements

certain markets, and are classified as Level 1 securities under Accounting Standards Codification 820 Fair Value Measurements and Disclosures (ASC 820). If no sales are reported, as in the case of some securities that are traded OTC, a security is valued at its last reported bid price and is generally categorized as a Level 2 security.

Investments in open-end investment companies (excluding exchange-traded funds), if any, which can be classified as Level 1 or Level 2 securities, are valued based on their net asset value. The net asset value of such investment companies equals the total value of their assets less their liabilities and divided by the number of their outstanding shares.

Market quotations are not considered to be readily available for certain debt obligations (including short-term investments with remaining maturities of 60 days or less) and other investments; such investments are valued on the basis of valuations furnished by an independent pricing service approved by the Trustees. Such services or dealers determine valuations for normal institutional-size trading units of such securities using methods based on market transactions for comparable securities and various relationships, generally recognized by institutional traders, between securities (which consider such factors as security prices, yields, maturities and ratings). These securities will generally be categorized as Level 2.

To the extent a pricing service or dealer is unable to value a security, the security will be valued at fair value in accordance with policies and procedures approved by the Trustees. Certain investments, including certain restricted and illiquid securities and derivatives, are also valued at fair value following procedures approved by the Trustees. These valuations consider such factors as significant market or specific security events such as interest rate or credit quality changes, various relationships with other securities, discount rates, U.S. Treasury, U.S. swap and credit yields, index levels, convexity exposures, recovery rates, sales and other multiples and resale restrictions. These securities are classified as Level 2 or as Level 3 depending on the priority of the significant inputs.

To assess the continuing appropriateness of fair valuations, the Committee reviews and affirms the reasonableness of such valuations on a regular basis after considering all relevant information that is reasonably available. Such valuations and procedures are reviewed periodically by the Trustees. The fair value of securities is generally determined as the amount that the Fund could reasonably expect to realize from an orderly disposition of such securities over a reasonable period of time. By its nature, a fair value price is a good faith estimate of the value of a security in a current sale and does not reflect an actual market price, which may be different by a material amount.

19

High Income Securities Fund

Notes to financial statements

The Fund has adopted fair valuation accounting standards that establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various input and valuation techniques used in measuring fair value. Fair value inputs are summarized in the three broad levels listed below:

Level 1—Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2—Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3—Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuations according to the inputs used as of August 31, 2025 in valuing the Fund’s investments:

	Quoted Prices in
	Active Markets
	for Identical	Significant Other	Unobservable
	Investments	Observable Inputs	Inputs
	(Level 1)	(Level 2)	(Level 3)	Total
Investments:
Closed-End Funds	$46,792,524	$—	$—	$46,792,524
Special Purpose Acquisition Companies (SPACs)	36,972,884	7,419,608	—	44,392,492
Business Development Companies	21,959,604	—	—	21,959,604
Preferred Stocks	4,775,511	—	0	4,775,511
Trusts	1,367,850	—	—	1,367,850
Real Estate Investment Trusts—Common	644,634	—	—	644,634
Exchange Traded Funds	489,035	—	—	489,035
Warrants	344,598	91,263	0	435,861
Rights	70,696	137,136	—	207,832
Money Market Funds	10,555,491	—	—	10,555,491
Total Investments	$123,972,828	$7,648,007	$0	$131,620,834

Refer to the Schedule of Investments for further disaggregation of investment categories.

20

High Income Securities Fund

Notes to financial statements

Changes in valuation techniques may result in transfers into or out of assigned levels within the fair value hierarchy. There were transfers into or out of Level 3 during the reporting year as compared to the security classifications from the prior year’s annual report.

Level 3 Reconciliation Disclosure

The following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value:

	Preferred	Corporate		Closed-End
Category	Stocks	Obligations	Warrants	Funds
Balance as of 8/31/2024	$263	$420,588	$—	$—
Acquisitions	—	—	—	750,955
Dispositions	(0)	(71,554)	—	(47,642)
Transfers into (out of) Level 3	—	—	—	3,968,894
Accretion/Amortization	—	89	—	—
Corporate Actions	—	—	—	(4,375,598)
Realized Gain (Loss)	(2,264,823)	(1,273,325)	—	4,992
Change in unrealized appreciation (depreciation)	2,264,559	924,203	—	(301,601)
Balance as of 8/31/2025	$—	$—	$—	$—
Change in unrealized appreciation (depreciation) during the period for Level 3 investments held at August 31, 2025	$—	$—	$—	$—

21

High Income Securities Fund

Notes to financial statements

The Fund held securities with $0 market value at the beginning and ending of the period with no activity during the year. As of the year ended August 31, 2025, these investments did not have material impact on the Fund’s net assets and, therefore, disclosure of unobservable inputs used in formulating valuations is not presented.

The average monthly shares amount of warrants during the period was 1,024,888. The average monthly market value of warrants during the period was $286,120.

The fair value of derivative instruments as reported within the Schedule of Investments as of August 31, 2025:

Derivatives not accounted	Statement of Assets &
for as hedging instruments	Liabilities Location	Value
Equity Contracts—Warrants	Investments, at value	$435,861

The effect of derivative instruments on the Statement of Operations for the period ended August 31, 2025:

	Amount of Realized Gain on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Value
Equity Contracts—Warrants	Net Realized Gain on Investments	$370,222

	Change in Unrealized Appreciation (Depreciation)
	on Derivatives Recognized in Income
Derivatives not accounted	Statement of
for as hedging instruments	Operations Location	Total
Equity Contracts—Warrants	Net change in unrealized appreciation of investments	$277,421

Investment transactions and investment income—Security transactions and related investment income security transactions are recorded on the trade date (the date the order to buy or sell is executed). Realized gains or losses on securities sold are determined on the identified cost basis. Interest income, net of any applicable withholding taxes, is recorded on the accrual basis. Dividend income, net of any applicable withholding taxes, is recognized on the ex-dividend date except that certain dividends from foreign securities, if any, are recognized as soon as the Fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair value of the securities received. Market discounts, original issue discounts and market premiums on debt securities are accreted/amortized to interest income over the life of the security with a corresponding increase/decrease in the cost basis of that security using the yield to maturity method, or where applicable, the first call date of the security. Dividends representing a return of capital or capital gains, if any, are reflected as a reduction of cost and/or as a realized gain.

High Income Securities Fund

Notes to financial statements

Note 2: Federal Tax Status

The Fund has elected to be taxed as a “regulated investment company” and intends to distribute substantially all of its taxable income within the prescribed time period and otherwise comply with the provisions of the Internal Revenue Code of 1986, as amended (the Code), applicable to regulated investment companies. It is also the intention of the Fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Code.

The tax character of distributions paid to shareholders during the fiscal year ended August 31, 2025 and August 31, 2024 are as follows:

	August 31, 2025	August 31, 2024
Ordinary Income	$10,807,552	$10,541,980
Return of capital	4,720,140	3,154,292
Long Term Capital Gain Distribution	—	—
Total distributions paid	$15,527,692	$13,696,272

The Fund is subject to the provisions of Accounting Standards Codification 740 Income Taxes (ASC 740). ASC 740 sets forth a minimum threshold for financial statement recognition of the benefit of a tax position taken or expected to be taken in a tax return. The Fund did not have a liability to record for any unrecognized tax benefits in the accompanying financial statements. No provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains. Each of the Fund’s federal tax returns for the prior three fiscal years remains subject to examination by the Internal Revenue Service.

At August 31, 2025, the Fund did not defer, on a tax basis, late year losses; the Fund did not have any capital loss carryover available to offset future net capital gain.

Distributions to shareholders—Distributions to shareholders from net investment income are recorded by the Fund on the ex-dividend date. The Fund currently makes monthly distributions at an annual rate of at least 10% per annum (or 0.8333% per month). The current distributions for 2025 are based on the net asset value of $7.11 of the Fund’s common shares as of the last business day of 2024. To the extent that sufficient investment income is not available on a monthly basis, the distributions may include capital gains and return of capital. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences include temporary and/or permanent differences from losses on wash sale transactions, from nontaxable dividends, from dividends payable, from amortization and accretion, from contingent payment debt and from deemed distributions. To the extent these differences are permanent in nature, such

High Income Securities Fund

Notes to financial statements

amounts are reclassified within the capital accounts based on their federal tax-basis treatment; temporary differences do not require reclassification.

Reclassifications are made to the Fund’s capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations. During the year ended August 31, 2025, the Fund reclassified $34,716 to increase paid-in capital and $34,716 to decrease distributable earnings.

Tax cost of investments includes adjustments to net unrealized appreciation (depreciation) which may not necessarily be final tax cost basis adjustments, but closely approximate the tax basis unrealized gains and losses that may be realized and distributed to shareholders. The tax basis components of distributable earnings and the federal tax cost as of the close of the reporting period were as follows:

Tax cost of investments	$130,980,224
Unrealized appreciation	8,209,040
Unrealized depreciation	(7,568,435)
Net unrealized depreciation	640,605
Undistributed ordinary income	—
Undistributed long-term gains	—
Total distributable earnings	—
Other accumulated losses and other temporary differences	(703,116)
Total accumulated loss	$(62,511)

As of August 31, 2025, the Fund had $703,116 in long term capital gain carryover.

Note 3: Management Fee, Administrative Services and Other Transactions

Prior to November 8, 2024, the Fund was internally managed by an Investment Committee of the Board, and the members of the Investment Committee were compensated by the Fund for their positions on the Investment Committee in the amount of $150,000 each for Mr. Phillip Goldstein and Mr. Andrew Dakos, and $75,000 for Mr. Rajeev Das on an annual basis paid monthly in advance. On November 8, 2024, the Fund entered into an Investment Management Agreement with Bulldog Investors, LLP (“Bulldog” or the “Investment Adviser”). In accordance with the investment management agreement, the Fund is obligated to pay the Investment Adviser a monthly investment advisory fee at an annual rate of 1.00% of the Fund’s average weekly total assets. The Fund pays each of its trustees who is not a director, officer or employee of Bulldog Investors, LLP, Fund Services or any affiliate thereof an annual fee of $40,000, paid quarterly in advance. Ms. Stephanie Darling receives annual compensation in the amount of $72,000, paid monthly, for serving as the Fund’s Chief Compliance Officer (“CCO”). Effective September 12, 2025, any trustee and/or officer of the Fund who is a director, officer or employee of Bulldog Investors, LLP may receive

High Income Securities Fund

Notes to financial statements

compensation from the Fund for such service as a trustee and/or officer of the Fund, however any such compensation paid by the Fund (other than compensation paid to the Fund’s CCO) is deducted from the advisory fee payable to the Investment Adviser under the Investment Management Agreement. In addition, the Fund reimburses the trustees and the CCO for travel and out-of-pocket expenses incurred in connection with Board of Trustees’ meetings.

U.S. Bancorp Fund Services, LLC doing business as U.S. Bank Global Fund Services (“Fund Services”), an indirect wholly-owned subsidiary of U.S. Bancorp, acts as the Fund’s Administrator under an Administration Agreement. Fund Services prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be supplied to the Trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses; and reviews the Fund’s expense accruals. Fund Services also serves as the Fund’s accountant and U.S. Bank, N.A. (“U.S. Bank”), an affiliate of Fund Services, serves as the Fund’s custodian.

Note 4: Purchases and Sales of Securities

During the fiscal year ended August 31, 2025, the cost of purchases and the proceeds from sales, excluding short-term investments, were as follows:

	Cost of purchases	Proceeds from sales
Investments in securities (Long-term)	$99,182,304	$124,423,862
U.S. government securities (Long-term)	—	—
Total	$99,182,304	$124,423,862

Note 5: Capital Share Transactions

The Fund completed an offering to purchase up to 10,675,000 of the Fund’s common shares at 98% of the per share net asset value (“NAV”) on December 9, 2024. At the expiration of the offer on December 9, 2024, a total of 11,885,085 shares were validly tendered. As the total number of common shares tendered exceeded 10,675,000 shares, approximately 90% of the shares tendered by each tendering shareholder were accepted for payment at a price of $7.07 per share (98% of the NAV per common share of $7.21).

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 97% of the volume weighted average market price per share for the three consecutive trading days ending on the Expiration Date on August 9, 2024. At the expiration of the offer on August 9, 2024, a total of 11,860,987 rights or approximately 68% of the Fund’s outstanding common shares were validly exercised.

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration

High Income Securities Fund

Notes to financial statements

Date on October 22, 2021. At the expiration of the offer on October 22, 2021, a total of 8,042,590 rights or approximately 84.77% of the Fund’s outstanding common shares were validly exercised.

The Fund completed an offering to issue up to 100% of the Fund’s shares outstanding at 95% of the volume weighted average market price per share for the three consecutive trading days ending on the trading day after the Expiration Date on January 29, 2021. At the expiration of the offer on January 29, 2021, a total of 3,922,867 rights or approximately 70.49% of the Fund’s outstanding common shares were validly exercised.

Note 6: Other Matters

On November 8, 2024, shareholders approved (i) a new investment management agreement (the “Advisory Agreement”) with Bulldog Investors, LLP (“Bulldog”), pursuant to which Bulldog serves as the investment adviser of the Fund and (ii) certain changes to the Fund’s current investment objective, investment strategies and investment restrictions (collectively, the “Investment Changes”). The Advisory Agreement and the Investment Changes are more fully described in the Fund’s Definitive Proxy Statement filed with the Securities and Exchange Commission on September 13, 2024.

Note 7: Market and Other Risks of Investing in the Fund

Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global factors or events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, economic, social, natural and other factors or events, including war, military conflicts, terrorism, trade disputes, tariff arrangements, sanctions, cybersecurity attacks, government shutdowns, market closures, recessions, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to

High Income Securities Fund

Notes to financial statements

such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. The extent and duration of such factors and events and resulting market disruptions cannot be predicted. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, ongoing armed conflicts between Russia and Ukraine in Europe and among Israel, Hamas and other militant groups in the Middle East, have caused and could continue to cause significant market disruptions and volatility within the markets in Russia, Europe, the Middle East and the United States. The hostilities and sanctions resulting from those hostilities have and could continue to have a significant impact on certain Fund investments, as well as Fund performance. In addition, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. The increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

For further information on the Fund’s risks, please refer to the “Investment Objective, Investment Strategies and Risk Factors” section below.

Note 8: Additional Information (unaudited)

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Fund may purchase, from time to time, shares of its common stock in the open market.

Note 9: New Accounting Pronouncements

In November 2023, the FASB issued ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures (“ASU 2023-07”). ASU 2023-07 is intended to improve reportable segment disclosure requirements, primarily through enhanced disclosures about significant segment expenses, allowing financial statement users to better understand the components of a segment’s profit or loss and assess potential future cash flows for each reportable segment and the entity as a whole. The amendments expand a public entity’s segment disclosures by requiring disclosure of significant segment expenses that are regularly provided to the chief operating decision maker, clarifying when an entity may report one or more additional measures to assess segment performance, requiring enhanced interim disclosures and providing new disclosure requirements for entities with a single reportable segment, among other new disclosure requirements. Management has evaluated the impact of adopting ASU 2023-07, Segment Reporting (Topic 280): Improvements to Reportable Segment Disclosures

High Income Securities Fund

Notes to financial statements

with respect to the financial statements and disclosures and determined there is no material impact for the Fund. The Fund operates as a single segment entity. The Fund’s income, expenses, assets, and performance are regularly monitored and assessed by the Fund’s portfolio managers and the Fund’s principal financial officer, who serve as the chief operating decision maker, using the information presented in the financial statements and financial highlights.

Note 10: Subsequent Events

In preparing these financial statements, management has evaluated events and transactions for potential recognition or disclosure resulting from subsequent events through the date the financial statements were available to be issued. Management has determined that there were no subsequent events that would need to be disclosed in the Fund’s financial statements.

High Income Securities Fund

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees of High Income Securities Fund

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of the High Income Securities Fund (the “Fund”), including the schedule of investments, as of August 31, 2025, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and financial highlights for each of the five years in the period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of August 31, 2025, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB. We have served as the Fund’s auditor since 2018.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of August 31, 2025 by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania

October 30, 2025

High Income Securities Fund

General information (unaudited)

The Fund

High Income Securities Fund (the “Fund”) is a diversified, closed-end management investment company whose common shares trade on the New York Stock Exchange (“NYSE”). The Fund’s NYSE trading symbol is “PCF.”

The following describes the Fund’s investment objective, investment strategies and risk factors.

Investment Objective, Investment Strategies, and Risk Factors

The Fund’s investment objective is to seek to provide shareholders with high current income. In accordance with this investment objective, the Fund will seek to generate sufficient cash from interest, dividends and other distributions, and liquidity events such as self-tender offers, mergers or liquidations from portfolio securities to enable the Fund to make high monthly distributions to shareholders. The investment objective is not fundamental and may be changed by the Board with 60 days’ notice to shareholders. There can be no assurance that the Fund’s objective will be achieved.

Investment Strategies

Under normal circumstances, the Fund will invest primarily in income producing or dividend paying U.S. and non-U.S. investments, such as investment grade and below investment grade (high yield/high risk) debt securities, fixed or variable rate income securities, real estate investment trusts (REITs), convertible securities, preferred stocks, and dividend-paying common stocks, and securities or other assets that the Adviser reasonably expects to lead to a liquidity event such as a self-tender offer, merger or liquidation, including a transaction with a special purpose acquisition company (SPAC). The Fund’s investments may be indirect through investments in entities such as REITs, closed-end funds, exchange-traded funds (ETFs) and business development companies (BDCs). To a lesser extent, the Fund may invest in various types of derivatives, including futures, options, credit default swaps, total return swaps and repurchase agreements.

In making investment determinations for the Fund, the Adviser seeks investments that are expected to generate sufficient income (through dividends, distributions, or realized capital gains) to meet the Fund’s managed distribution policy. The Adviser seeks investments for the Fund that, at the time of purchase, pay regular dividends or distributions or, in the Adviser’s assessment, are likely to pay dividends or distributions in the foreseeable future or otherwise have a foreseeable liquidity event.

The Fund may hold fixed or variable rate income securities with any maturity or duration. The Fund may liquidate positions in order to change its asset allocation or to generate cash to invest in more attractive opportunities, which may result in a portion of any net capital gains being realized as short-term capital gains. In

High Income Securities Fund

General information (unaudited)

addition, a negative change in the fundamental or qualitative characteristics of a portfolio asset or its issuer may cause the Adviser to sell it. This may result in a high rate of portfolio turnover.

When advisable, the Adviser may seek to influence the management of a company the Fund is invested in (a “Portfolio Company”) to take actions to increase the market value of such Portfolio Company’s securities, e.g., by repurchasing such securities, paying a special dividend, or by considering restructuring actions, such as selling or liquidating the Portfolio Company.

The Fund may invest in other securities of various types to the extent consistent with its investment objective. Normally, the Fund intends to invest substantially all of its assets to meet its investment objective. However, the Fund may, from time to time, take temporary defensive positions that are inconsistent with the Fund’s principal investment strategies in attempting to respond to adverse market, economic, political or other conditions. During such times, the Fund may temporarily invest up to 100% of its assets in cash or cash equivalents, including money market instruments, prime commercial paper, repurchase agreements, Treasury bills and other short-term obligations of the U.S. Government, its agencies or instrumentalities. In these and in other cases, the Fund may not achieve its investment objective.

The Adviser may invest the Fund’s cash balances in any investments it deems appropriate, subject to the “Fundamental Investment Restrictions” set forth in the Fund’s Statement of Additional Information and as permitted under the 1940 Act, including investments in repurchase agreements, money market funds, additional repurchase agreements, U.S. Treasury and U.S. agency securities, municipal bonds and bank accounts. Any income earned from such investments will ordinarily be reinvested by the Fund in accordance with its investment program.

From time to time, the Fund may employ leverage through debt or issuance of senior securities when the Adviser and the Board deems it prudent and beneficial to do so.

Portfolio Investments

Other Closed-End Investment Companies

The Fund may invest without limitation in other closed-end investment companies, provided that the Fund limits its investment in securities issued by other investment companies so that, unless legally permissible, not more than 3% of the outstanding voting stock of any one investment company will be owned by the Fund. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the closed-end investment

High Income Securities Fund

General information (unaudited)

company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. The closed end investment companies in which the Fund invests hold fixed income securities. The Fund “looks through” to these investments in determining whether at least 80% of the Fund’s investments are comprised of fixed income securities.

Special Purpose Acquisition Companies

The Fund may invest in stocks, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale and/or may trade at a discount.

Common Stocks

The Fund will invest in common stocks. Common stocks represent an ownership interest in an issuer. While offering greater potential for long-term growth, common stocks are more volatile and riskier than some other forms of investment. Common stock prices fluctuate for many reasons, including adverse events, such as an unfavorable earnings report, changes in investors’ perceptions of the financial condition of an issuer or the general condition of the relevant stock market, or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates as the costs of capital rise and borrowing costs increase.

Preferred Stocks

The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy

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proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Distributions on preferred stock must be declared by the board of directors and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Investment Committee may consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend-paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds.

Warrants

The Fund may invest in equity and index warrants of domestic and international issuers. Equity warrants are securities that give the holder the right, but not the obligation, to subscribe for equity issues of the issuing company or a related company at a fixed price either on a certain date or during a set period. Changes in the value of a warrant do not necessarily correspond to changes in the value of its underlying security. The price of a warrant may be more volatile than the price of its underlying security, and a warrant may offer greater potential for capital appreciation as well as capital loss. Warrants do not entitle a holder to dividends or voting rights with respect to the underlying security and do not represent any rights in the assets

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of the issuing company. A warrant ceases to have value if it is not exercised prior to its expiration date. These factors can make warrants more speculative than other types of investments. The sale of a warrant results in a long or short-term capital gain or loss depending on the period for which the warrant is held.

Corporate Bonds, Government Debt Securities and Other Debt Securities

The Fund may invest in corporate bonds, debentures and other debt securities or in investment companies which hold such instruments. Bonds and other debt securities generally are issued by corporations and other issuers to borrow money from investors. The issuer pays the investor a fixed rate of interest and normally must repay the amount borrowed on or before maturity. Certain debt securities are “perpetual” in that they have no maturity date.

The Fund will invest in government debt securities, including those of emerging market issuers or of other non-U.S. issuers. These securities may be U.S. dollar-denominated or non-U.S. dollar-denominated and include: (a) debt obligations issued or guaranteed by foreign national, provincial, state, municipal or other governments with taxing authority or by their agencies or instrumentalities; and (b) debt obligations of supranational entities. Government debt securities include: debt securities issued or guaranteed by governments, government agencies or instrumentalities and political subdivisions; debt securities issued by government owned, controlled or sponsored entities; interests in entities organized and operated for the purpose of restructuring the investment characteristics issued by the above noted issuers; or debt securities issued by supranational entities such as the World Bank or the European Union. The Fund may also invest in securities denominated in currencies of emerging market countries. Emerging market debt securities generally are rated in the lower rating categories of recognized credit rating agencies or are unrated and considered to be of comparable quality to lower rated debt securities.

Convertible Securities

The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies.

The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Investment Committee, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade

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convertible securities. In selecting convertible securities, the Investment Committee evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Investment Committee considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

Other Securities

Although it has no current intention to do so to any material extent, the Fund may determine to invest the Fund’s assets in some or all of the following securities.

Illiquid Securities

Illiquid securities are securities that are not readily marketable. Illiquid securities include securities that have legal or contractual restrictions on resale, and repurchase agreements maturing in more than seven days. Illiquid securities involve the risk that the securities will not be able to be sold at the time desired or at prices approximating the value at which the Fund is carrying the securities. Where registration is required to sell a security, the Fund may be obligated to pay all or part of the registration expenses, and a considerable period may elapse between the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than prevailed when it decided to sell. The Fund may invest up to 10% of the value of its net assets in illiquid securities. Restricted securities for which no market exists and other illiquid investments are valued at fair value as determined in accordance with procedures approved and periodically reviewed by the Board of Trustees. The Fund does not consider its investments in SPACs to be illiquid because they are publicly traded securities.

Rule 144A Securities

The Fund may invest in restricted securities that are eligible for resale pursuant to Rule 144A under the Securities Act of 1933, as amended, (the “1933 Act”). Generally, Rule 144A establishes a safe harbor from the registration requirements of the 1933 Act for resale by large institutional investors of securities that are not publicly traded. The Investment Committee determines the liquidity of the Rule 144A securities according to guidelines adopted by the Board of Trustees. The Board of Trustees monitors the application of those guidelines and procedures. Securities eligible for resale pursuant to Rule 144A, which are determined to be liquid, are not subject to the Fund’s 10% limit on investments in illiquid securities.

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RISK FACTORS

An investment in the Fund is not guaranteed to achieve its investment objective; is not a deposit with a bank; is not insured, endorsed or guaranteed by the Federal Deposit Insurance Corporation or any other government agency; and is subject to investment risks. The value of the Fund’s investments will increase or decrease based on changes in the prices of the investments it holds. You could lose money by investing in the Fund. By itself, the Fund does not constitute a balanced investment program. You should consider carefully the following principal and non-principal risks before investing in the Fund. There may be additional risks that the Fund does not currently foresee or consider material. You may wish to consult with your legal or tax advisors, before deciding whether to invest in the Fund. This section describes the risk factors associated with investment in the Fund specifically, as well as those factors generally associated with investment in an investment company with investment objectives, investment policies, capital structure or trading markets similar to the Fund’s. Each risk summarized below is a risk of investing in the Fund and different risks may be more significant at different times depending upon market conditions or other factors.

The Fund may invest in securities of other investment companies (“underlying funds”). The Fund may be subject to the risks of the securities and other instruments described below through its own direct investments and indirectly through investments in the underlying funds.

Principal Risks

Closed-End Investment Company Risk. The Fund invests in the securities of other closed-end investment companies. Investing in other closed-end investment companies involves substantially the same risks as investing directly in the underlying instruments, but the total return on such investments at the investment company level may be reduced by the operating expenses and fees of such other closed-end investment companies, including advisory fees. There can be no assurance that the investment objective of any investment company in which the Fund invests will be achieved. Closed-end investment companies are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of another closed-end investment company, will bear its pro rata portion of the closed-end investment company’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations. To the extent the Fund invests a portion of its assets in investment company securities, those assets will be subject to the risks of the purchased investment company’s portfolio securities, and a shareholder in the Fund will bear not only his proportionate share of the expenses of the Fund, but also, indirectly, the expenses of the purchased investment company. The market price of a closed-end investment company fluctuates and may be either higher or lower

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than the NAV of such closed-end investment company. In accordance with Section 12(d)(1)(F) of the 1940 Act, the Fund will be limited by provisions of the 1940 Act that limit the amount the Fund, together with its affiliated persons, can invest in other investment companies to 3% of any other investment company’s total outstanding stock. As a result, the Fund may hold a smaller position in a closed-end investment company than if it were not subject to this restriction.

Special Purpose Acquisition Companies Risk. The Fund may invest in stock, warrants, and other securities of special purpose acquisition companies or similar special purpose entities that pool funds to seek potential acquisition opportunities (“SPACs”). Unless and until an acquisition meeting the SPAC’s requirements is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. Government securities, money market securities and cash. If an acquisition that meets the requirements for the SPAC is not completed within a pre-established period of time, the invested funds are returned to the entity’s shareholders. Because SPACs and similar entities have no operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Some SPACs may pursue acquisitions only within certain industries or regions, which may increase the volatility of their prices. In addition, these securities, which are typically traded in the over-the-counter market, may be considered illiquid, be subject to restrictions on resale, and/or may trade at a discount. The Fund may invest a maximum of 20% of its assets in SPACS.

Business Development Company (BDC) Risk. BDCs are closed-end investment companies that have elected to register as BDCs. Shareholders bear both their proportionate share of the Fund’s expenses and similar expenses of the BDC when the Fund invests in shares of a BDC. BDCs primarily invest in privately-held and small and mid-size capitalization public companies, and are generally considered to be non-rated or below investment grade. The fair values of these investments often are not readily determinable. This could cause the Fund’s investments in a BDC to be inaccurately valued, including overvalued. BDC revenues, income (or losses) and valuations can, and often do, fluctuate suddenly and dramatically, and they face considerable risk of loss. In addition, BDCs often borrow funds to make investments and, as a result, are exposed to the risks of leverage. Leverage magnifies the potential loss on amounts invested and therefore increases the risks associated with an investment in a BDC’s securities.

Management Risk. The Fund is subject to management risk because it is an actively managed portfolio. The Fund’s successful pursuit of its investment objective depends upon the Adviser’s ability to find and exploit market inefficiencies with respect to undervalued securities. Such situations occur infrequently and sporadically and may be difficult to predict, and may not result in

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a favorable pricing opportunity that allows the Adviser to fulfill the Fund’s investment objective. The Adviser’s security selections and other investment decisions might produce losses or cause the Fund to underperform when compared to other funds with similar investment goals.

Market Risk. Overall market risk may affect the value of individual instruments in which the Fund invests. The Fund is subject to the risk that the securities markets will move down, sometimes rapidly and unpredictably, based on overall economic conditions and other factors, which may negatively affect the Fund’s performance. Factors such as domestic and foreign (non-U.S.) economic growth and market conditions, real or perceived adverse economic or political conditions, military conflict, acts of terrorism, social unrest, natural disasters, recession, inflation, changes in interest rate levels, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats, lack of liquidity in the markets, volatility in the securities markets, adverse investor sentiment affect the securities markets and political events affect the securities markets. Securities markets also may experience long periods of decline in value. When the value of the Fund’s investments goes down, your investment in the Fund decreases in value and you could lose money.

Local, state, regional, national or global events such as war, acts of terrorism, the spread of infectious illness or other public health issues, recessions, or other events could have a significant impact on the Fund and its investments and could result in decreases to the Fund’s net asset value. Political, geopolitical, natural and other events, including war, terrorism, trade disputes, government shutdowns, market closures, natural and environmental disasters, epidemics, pandemics and other public health crises and related events and governments’ reactions to such events have led, and in the future may lead, to economic uncertainty, decreased economic activity, increased market volatility and other disruptive effects on U.S. and global economies and markets. Such events may have significant adverse direct or indirect effects on the Fund and its investments. For example, a widespread health crisis such as a global pandemic could cause substantial market volatility, exchange trading suspensions and closures, impact the ability to complete redemptions, and affect Fund performance. A health crisis may exacerbate other pre-existing political, social and economic risks. In addition, the increasing interconnectedness of markets around the world may result in many markets being affected by events or conditions in a single country or region or events affecting a single or small number of issuers.

COVID-19 resulted in travel restrictions, closed international borders, enhanced health screenings at ports of entry and elsewhere, disruption of and delays in healthcare service preparation and delivery, prolonged quarantines, cancellations, business and school closings, supply chain disruptions, and lower consumer demand, as well as general concern and uncertainty. The impact of COVID-19,

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and other infectious illness outbreaks that may arise in the future, could adversely affect the economies of many nations or the entire global economy, individual issuers and capital markets in ways that cannot necessarily be foreseen. In addition, the impact of infectious illnesses in emerging market countries may be greater due to generally less established healthcare systems.

Risk Related to Fixed Income Securities, including Non-Investment Grade Securities. The Fund may invest in fixed income securities, also referred to as debt securities. Fixed income securities are subject to credit risk and market risk. Credit risk is the risk of the issuer’s inability to meet its principal and interest payment obligations. Market risk is the risk of price volatility due to such factors as interest rate sensitivity, market perception of the creditworthiness of the issuer and general market liquidity. There is no limitation on the maturities or duration of fixed income securities in which the Fund invests. Securities having longer maturities generally involve greater risk of fluctuations in value resulting from changes in interest rates. The Fund’s credit quality policy with respect to investments in fixed income securities does not require the Fund to dispose of any debt securities owned in the event that such security’s rating declines to below investment grade, commonly referred to as “junk bonds.” Although lower quality debt typically pays a higher yield, such investments involve substantial risk of loss. Junk bonds are considered predominantly speculative with respect to the issuer’s ability to pay interest and principal and are susceptible to default or decline in market value due to adverse economic and business developments. The market values for junk bonds tend to be very volatile and those securities are less liquid than investment grade debt securities. Moreover, junk bonds pose a greater risk that exercise of any of their redemption or call provisions in a declining market may result in their replacement by lower-yielding bonds. In addition, bonds in the lowest two investment grade categories, despite being of higher credit rating than junk bonds, have speculative characteristics with respect to the issuer’s ability to pay interest and principal and their susceptibility to default or decline in market value. The Fund’s investments in securities of stressed, distressed or bankrupt issuers, including securities or obligations that are in default, generally trade significantly below par and are considered speculative. There is even a potential risk of loss by the Fund of its entire investment in such securities. There are a number of significant risks inherent in the bankruptcy process. A bankruptcy filing by an issuer may adversely and permanently affect the market position and operations of the issuer. If an issuer of securities held by the Fund declares bankruptcy or otherwise fails to pay principal or interest on such securities, the Fund would experience a decrease in income and a decline in the market value of its investments.

Interest Rate Risk. Debt securities have varying levels of sensitivity to changes in interest rates. In general, the price of a debt security can fall when interest rates rise and can rise when interest rates fall. Securities with longer maturities and

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mortgage securities can be more sensitive to interest rate changes although they usually offer higher yields to compensate investors for the greater risks. The longer the maturity of the security, the greater the impact a change in interest rates could have on the security’s price. In addition, short-term and long-term interest rates do not necessarily move in the same amount or the same direction. Short-term securities tend to react to changes in short-term interest rates and long-term securities tend to react to changes in long-term interest rates.

Credit Risk. Fixed income securities rated B or below by S&Ps or Moody’s may be purchased by the Fund. These securities have speculative characteristics and changes in economic conditions or other circumstances are more likely to lead to a weakened capacity of those issuers to make principal or interest payments, as compared to issuers of more highly rated securities.

Extension Risk. The Fund is subject to the risk that an issuer will exercise its right to pay principal on an obligation held by that Fund (such as mortgage-backed securities) later than expected. This may happen when there is a rise in interest rates. These events may lengthen the duration (i.e. interest rate sensitivity) and potentially reduce the value of these securities.

Debt Security Risk. In addition to interest rate risk, call risk and extension risk, debt securities are also subject to the risk that they may also lose value if the issuer fails to make principal or interest payments when due, or the credit quality of the issuer falls.

Market Discount from Net Asset Value Risk. Shares of closed-end investment companies frequently trade at a discount from their net asset value. This characteristic is a risk separate and distinct from the risk that the Fund’s net asset value could decrease as a result of its investment activities. Whether investors will realize gains or losses upon the sale of the Shares will depend not upon the Fund’s net asset value but entirely upon whether the market price of the Shares at the time of sale is above or below the investor’s purchase price for the Shares. Because the market price of the Shares will be determined by factors such as relative supply of and demand for the Shares in the market, general market and economic conditions, and other factors beyond the control of the Fund, the Fund cannot predict whether the Shares will trade at, below or above net asset value.

Real Estate Investment Trust (REIT) Risk. Investments in REITs involve unique risks. REITs may have limited financial resources, may trade less frequently and in limited volume, and may be more volatile than other securities. REITs may be affected by changes in the value of their underlying properties or mortgages or by defaults by their borrowers or tenants. Furthermore, these entities depend upon specialized management skills, have limited diversification and are, therefore, subject to risks inherent in financing a limited number of projects. In addition, the

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performance of a U.S. REIT may be affected by changes in the tax laws or by its failure to qualify for tax-free pass-through of income.

Leverage Risk. The Fund may borrow money, or issue debt or preferred stock. Since the holders of the Fund’s common shares pay all expenses related to the issuance of debt or use of leverage, the use of leverage through borrowing of money, issuance of debt securities or the issuance of preferred stock for investment purposes creates risks for the holders of the Fund’s common shares. Leverage is a speculative technique that exposes the Fund to greater risk and increased costs than if it were not implemented. Increases and decreases in the value of the Fund’s portfolio will be magnified when the Fund uses leverage. As a result, leverage may cause greater changes in the Fund’s NAV. The Fund will also have to pay interest on its borrowings or dividends on preferred stock, if any, which may reduce the Fund’s return for common shareholders. The leverage costs may be greater than the Fund’s return on the underlying investment. The Fund’s leveraging strategy may not be successful. Leverage risk would also apply to the Fund’s investments in underlying funds and SPACs to the extent an underlying fund or SPAC uses leverage.

Derivatives Risk. Derivatives can be volatile and involve risks in addition to the risks of the underlying referenced securities or asset. Gains or losses from a derivative investment can be substantially greater than the derivative’s original cost and can therefore involve leverage. Leverage may cause the Fund to be more volatile than if it had not used leverage because leverage can exaggerate the effect of any increase or decrease in the value of securities and other instruments held by the Fund. Derivatives entail the risk that the counterparty to the derivative transaction will default on its payment obligations. Derivatives used for hedging purposes may reduce or eliminate gains or cause losses if the market moves in a manner different from that anticipated by portfolio management or if the cost of the derivative outweighs the benefit of the hedge.

Defensive Position Risk. During periods of adverse market or economic conditions, the Fund may temporarily invest all or a substantial portion of its net assets in cash or cash equivalents. The Fund would not be pursuing its investment objective in these circumstances and could miss favorable market developments.

Changes in Policies Risk. The Fund’s Trustees may change the Fund’s investment objective, investment strategies and non-fundamental investment restrictions without shareholder approval, except as otherwise indicated.

Preferred Stock Risk. The Fund may invest in preferred stocks. Preferred stock, like common stock, represents an equity ownership in an issuer. Generally, preferred stock has a priority of claim over common stock in dividend payments and upon liquidation of the issuer. Unlike common stock, preferred stock does not

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usually have voting rights. Preferred stock in some instances is convertible into common stock. Although they are equity securities, preferred stocks have characteristics of both debt and common stock. Like debt, their promised income is contractually fixed. Like common stock, they do not have rights to precipitate bankruptcy proceedings or collection activities in the event of missed payments. Other equity characteristics are their subordinated position in an issuer’s capital structure and that their quality and value are heavily dependent on the profitability of the issuer rather than on any legal claims to specific assets or cash flows.

Investment in preferred stocks carries risks, including credit risk, deferral risk, redemption risk, limited voting rights, risk of subordination and lack of liquidity. Fully taxable or hybrid preferred securities typically contain provisions that allow an issuer, at its discretion, to defer distributions for up to 20 consecutive quarters. Distributions on preferred stock must be declared by the board of trustees and may be subject to deferral, and thus they may not be automatically payable. Income payments on preferred stocks may be cumulative, causing dividends and distributions to accrue even if not declared by the company’s board or otherwise made payable, or they may be non-cumulative, so that skipped dividends and distributions do not continue to accrue. There is no assurance that dividends on preferred stocks in which the Fund invests will be declared or otherwise made payable. The Fund may invest in non-cumulative preferred stock, although the Fund’s Adviser would consider, among other factors, their non-cumulative nature in making any decision to purchase or sell such securities.

Shares of preferred stock have a liquidation value that generally equals the original purchase price at the date of issuance. The market values of preferred stock may be affected by favorable and unfavorable changes impacting the issuers’ industries or sectors, including companies in the utilities and financial services sectors, which are prominent issuers of preferred stock. They may also be affected by actual and anticipated changes or ambiguities in the tax status of the security and by actual and anticipated changes or ambiguities in tax laws, such as changes in corporate and individual income tax rates, and in the dividends received deduction for corporate taxpayers or the lower rates applicable to certain dividends.

Because the claim on an issuer’s earnings represented by preferred stock may become onerous when interest rates fall below the rate payable on the stock or for other reasons, the issuer may redeem preferred stock, generally after an initial period of call protection in which the stock is not redeemable. Thus, in declining interest rate environments in particular, the Fund’s holdings of higher dividend paying preferred stocks may be reduced and the Fund may be unable to acquire securities paying comparable rates with the redemption proceeds. In the event of a redemption, the Fund may not be able to reinvest the proceeds at comparable rates of return.

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Convertible Securities Risk. The Fund may invest in convertible securities. Convertible securities include fixed income securities that may be exchanged or converted into a predetermined number of shares of the issuer’s underlying common stock at the option of the holder during a specified period. Convertible securities may take the form of convertible preferred stock, convertible bonds or debentures, units consisting of “usable” bonds and warrants or a combination of the features of several of these securities. The investment characteristics of each convertible security vary widely, which allows convertible securities to be employed for a variety of investment strategies. The Fund will exchange or convert convertible securities into shares of underlying common stock when, in the opinion of the Fund’s Adviser, the investment characteristics of the underlying common shares will assist the Fund in achieving its investment objective. The Fund may also elect to hold or trade convertible securities. In selecting convertible securities, the Fund’s Adviser evaluates the investment characteristics of the convertible security as a fixed income instrument, and the investment potential of the underlying equity security for capital appreciation. In evaluating these matters with respect to a particular convertible security, the Fund’s Adviser considers numerous factors, including the economic and political outlook, the value of the security relative to other investment alternatives, trends in the determinants of the issuer’s profits, and the issuer’s management capability and practices.

The value of a convertible security, including, for example, a warrant, is a function of its “investment value” (determined by its yield in comparison with the yields of other securities of comparable maturity and quality that do not have a conversion privilege) and its “conversion value” (the security’s worth, at market value, if converted into the underlying common stock). The investment value of a convertible security is influenced by changes in interest rates, with investment value declining as interest rates increase and increasing as interest rates decline. The credit standing of the issuer and other factors may also have an effect on the convertible security’s investment value. The conversion value of a convertible security is determined by the market price of the underlying common stock. If the conversion value is low relative to the investment value, the price of the convertible security is governed principally by its investment value. Generally, the conversion value decreases as the convertible security approaches maturity. To the extent the market price of the underlying common stock approaches or exceeds the conversion price, the price of the convertible security will be increasingly influenced by its conversion value. A convertible security generally will sell at a premium over its conversion value by the extent to which investors place value on the right to acquire the underlying common stock while holding a fixed income security. A convertible security may be subject to redemption at the option of the issuer at a price established in the convertible security’s governing instrument. If a convertible security held by the Fund is called for redemption, the Fund will be required to permit the issuer to redeem the security, convert it into the underlying

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common stock or sell it to a third party. Any of these actions could have an adverse effect on the Fund’s ability to achieve its investment objective.

Issuer Specific Changes Risk. Changes in the financial condition of an issuer, changes in the specific economic or political conditions that affect a particular type of security or issuer, and changes in general economic or political conditions can affect the credit quality or value of an issuer’s securities. Lower-quality debt securities tend to be more sensitive to these changes than higher-quality debt securities.

Non-Principal Risks

In addition to the principal risks set forth above, the following additional risks may apply to an investment in the Fund.

Anti-Takeover Provisions Risk. The Fund’s Charter and Bylaws include provisions that could limit the ability of other persons or entities to acquire control of the Fund or to cause it to engage in certain transactions or to modify its structure.

Common Stock Risk. The Fund invests in common stocks. Common stocks represent an ownership interest in a company. The Fund may also invest in securities that can be exercised for or converted into common stocks (such as convertible preferred stock). Common stocks and similar equity securities are more volatile and riskier than some other forms of investment. Therefore, the value of your investment in the Fund may sometimes decrease instead of increase. Common stock prices fluctuate for many reasons, including adverse events such as unfavorable earnings reports, changes in investors’ perceptions of the financial condition of an issuer, the general condition of the relevant stock market or when political or economic events affecting the issuers occur. In addition, common stock prices may be sensitive to rising interest rates, as the costs of capital rise and borrowing costs increase for issuers. Because convertible securities can be converted into equity securities, their values will normally increase or decrease as the values of the underlying equity securities increase or decrease. The common stocks in which the Fund invests are structurally subordinated to preferred securities, bonds and other debt instruments in a company’s capital structure in terms of priority to corporate income and assets and, therefore, will be subject to greater risk than the preferred securities or debt instruments of such issuers.

Exchange Traded Funds Risk. The Fund may invest in exchange-traded funds, which are investment companies that, in some cases, aim to track or replicate a desired index, such as a sector, market or global segment. ETFs are passively or, to a lesser extent, actively managed and their shares are traded on a national exchange. ETFs do not sell individual shares directly to investors and only issue their shares in large blocks known as “creation units.” The investor purchasing a creation unit may sell the individual shares on a secondary market. Therefore, the liquidity of ETFs depends on the adequacy of the secondary market. There can be

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General information (unaudited)

no assurance that an ETF’s investment objective will be achieved, as ETFs based on an index may not replicate and maintain exactly the composition and relative weightings of securities in the index. ETFs are subject to the risks of investing in the underlying securities. The Fund, as a holder of the securities of the ETF, will bear its pro rata portion of the ETF’s expenses, including advisory fees. These expenses are in addition to the direct expenses of the Fund’s own operations.

Foreign Currency Risk. Although the Fund will report its net asset value and pay expenses and distributions in U.S. dollars, the Fund may invest in foreign securities denominated or quoted in currencies other than the U.S. dollar. Therefore, changes in foreign currency exchange rates will affect the U.S. dollar value of the Fund’s investment securities and net asset value. For example, even if the securities prices are unchanged on their primary foreign stock exchange, the Fund’s net asset value may change because of a change in the rate of exchange between the U.S. dollar and the trading currency of that primary foreign stock exchange. Certain currencies are more volatile than those of other countries and Fund investments related to those countries may be more affected. Generally, if a foreign currency depreciates against the dollar (i.e., if the dollar strengthens), the value of the existing investment in the securities denominated in that currency will decline. When a given currency appreciates against the dollar (i.e., if the dollar weakens), the value of the existing investment in securities denominated in that currency will rise. Certain foreign countries may impose restrictions on the ability of foreign securities issuers to make payments of principal and interest to investors located outside of the country, due to a blockage of foreign currency exchanges or otherwise.

Foreign Securities Risk. Investments in securities of non-U.S. issuers involve special risks not presented by investments in securities of U.S. issuers, including the following: less publicly available information about companies due to less rigorous disclosure or accounting standards or regulatory practices; the impact of political, social or diplomatic events, including war; possible seizure, expropriation or nationalization of the company or its assets; possible imposition of currency exchange controls; and changes in foreign currency exchange rates. These risks are more pronounced to the extent that the Fund invests a significant amount of its investments in companies located in one region. These risks may be greater in emerging markets and in less developed countries. For example, prior governmental approval for foreign investments may be required in some emerging market countries, and the extent of foreign investment may be subject to limitation in other emerging countries. With respect to risks associated with changes in foreign currency exchange rates, the Fund does not expect to engage in foreign currency hedging transactions.

Illiquid Securities Risk. The Fund may invest up to 10% of its net assets in illiquid securities. Illiquid securities may offer a higher yield than securities which

High Income Securities Fund

General information (unaudited)

are more readily marketable, but they may not always be marketable on advantageous terms. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. A security traded in the U.S. that is not registered under the Securities Act will not be considered illiquid if Fund management determines that an adequate investment trading market exists for that security. However, there can be no assurance that a liquid market will exist for any security at a particular time.

Portfolio Turnover Risk. The Fund cannot predict its securities portfolio turnover rate with certain accuracy. Higher portfolio turnover rates could result in corresponding increases in brokerage commissions and may generate short-term capital gains taxable as ordinary income.

Small and Medium Cap Company Risk. Compared to investment companies that focus only on large capitalization companies, the Fund’s share price may be more volatile because it also invests in small and medium capitalization companies. Compared to large companies, small and medium capitalization companies are more likely to have (i) more limited product lines or markets and less mature businesses, (ii) fewer capital resources, (iii) more limited management depth and (iv) shorter operating histories. Further, compared to large cap stocks, the securities of small and medium capitalization companies are more likely to experience sharper swings in market values, be harder to sell at times and at prices that the Fund’s Adviser believes appropriate, and offer greater potential for gains and losses.

Tax information

The Fund designated 23.48% of its ordinary income distribution for the year ended August 31, 2021, as qualified dividend income under the Jobs and Growth Tax Relief Reconciliation Act of 2003.

For the year ended August 31, 2022, 20.79% of distributions paid from net ordinary income qualified for the dividends received deduction available to corporate shareholders.

Special meeting of shareholders held on October 18, 2024

The Fund called a special meeting of shareholders on October 18, 2024 to vote on the following matters:

(1) To approve an advisory agreement between the Fund and Bulldog Investors, LLP;

(2) To approve a change to the Fund’s investment objective to eliminate the secondary objective of capital appreciation;

High Income Securities Fund

General information (unaudited)

(3) To approve changes to the Fund’s investment strategies to expand the types of investments the Fund may make to pursue its investment objective;

(4) To approve a change to the Fund’s non-fundamental policy regarding purchases of open-end funds;

(5) To approve the amendment to, or elimination of, the Fund’s current fundamental investment policies (includes five sub-proposals) as follows:

(A) To approve amendments to the current fundamental investment policies required by the Investment Company Act of 1940, as amended (the “1940 Act”), for the Fund as follows:

(1) To approve changes to the Fund’s fundamental policy regarding borrowing money and issuing senior securities to expand the Fund’s ability to borrow and issue senior securities;

(2) To approve changes to the Fund’s fundamental policy regarding purchases and sales of real estate to expand the Fund’s ability to invest in certain types of real estate related securities;

(B) To approve the elimination of the following current fundamental investment policies not required by the federal securities laws for the Fund, as detailed below, as follows:

(1) To approve the elimination of the Fund’s fundamental policy limiting purchases of restricted securities;

(2) To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, investing more than 5% of the total assets of the Fund in any issuer;

(3) To approve the elimination of the Fund’s fundamental policy regarding, with respect to 75% of the Fund’s total assets, acquiring more than 10% of the outstanding voting securities of any issuer;

(6) To approve an Amendment to the Fund’s Amended and Restated Agreement and Declaration of Trust to eliminate the requirement that a proposal to convert the Fund to an open-end mutual fund be submitted for shareholder approval under certain circumstances; and

(7) To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on August 23, 2024 shall constitute a quorum for the transaction of business. On October 18, 2024, the Fund

High Income Securities Fund

General information (unaudited)

announced that the special meeting convened on October 18, 2024, was adjourned and was to reconvene on November 8, 2024. The Fund was able to reach a quorum at such meeting, and the results are as follows:

Proposal	Votes For	Votes Against	Votes Abstain
1	14,478,172	502,837	180,429
2	14,203,509	802,873	155,056
3	13,943,042	1,062,621	155,775
4	14,439,619	522,807	199,012
5A1	14,231,327	742,956	187,155
5A2	14,419,151	573,238	169,049
5B1	14,172,329	801,915	187,194
5B2	14,219,439	776,225	165,774
5B3	14,224,300	764,271	172,867
6	10,075,344	4,954,472	131,622
7	10,412,010	4,590,068	159,360

Annual meeting of shareholders held on December 27, 2024

The Fund called an annual meeting of shareholders on December 27, 2024 to vote on the following matters:

(1) To elect seven Trustees to serve until the Fund’s Annual Meeting of Shareholders in 2024 and until their successors have been duly elected and qualified;

(2) To convert the Fund to an open-end investment company; and

(3) To transact such other business as may properly come before the Meeting or any adjournment or postponement thereof.

The presence, in person or by proxy, of shareholders owning at least thirty percent (30%) of the shares entitled to vote on December 13, 2024 shall constitute a quorum for the transaction of business.  On December 27, 2024, the Fund announced that the annual meeting convened on December 27, 2024, was adjourned and was to reconvene on January 3, 2025. The Fund was able to reach a quorum at such meeting, and the results are as follows:

Trustee Nominee	Votes For	Votes Against	Votes Abstain
Ben H. Harris	1,796,152	905,232	75,788
Richard Dayan	1,813,093	887,267	76,800
Moritz Sell	1,794,100	921,543	61,518
Gerald Hellerman	2,622,490	77,748	76,924
Andrew Dakos	2,623,099	70,290	83,772
Phillip Goldstein	2,660,841	53,384	62,936
Rajeev Das	2,613,465	86,406	77,291

High Income Securities Fund

General information (unaudited)

Quarterly Form N-PORT portfolio schedule

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s filings on Form N-PORT are available on the SEC’s Web site at http://www.sec.gov and upon request by calling 1-888-898-4107.

Proxy voting policies, procedures and record

You may obtain a description of the Fund’s (1) proxy voting policies, (2) proxy voting procedures and (3) information regarding how the Fund voted any proxies related to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request by contacting the Fund’s Shareholder Services at 1-888-898-4107, or on the EDGAR Database on the SEC’s Web site (http://www.sec.gov).

High Income Securities Fund

Supplemental information (unaudited)

The following table sets forth the trustees and officers of the Fund, their name, address, age, position with the Fund, term of office and length of service with the Fund, principal occupation or employment during the past five years and other directorships held at August 31, 2025.

Additional information about the Trustees and Officers of the Fund is included in the Fund’s most recent Form N-2 and is available, without charge, upon request by calling 1-888-898-4107.

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
INTERESTED TRUSTEES
Andrew Dakos*** (59)	President as of July 2018.	1 year; Since 2018	Partner – Bulldog Investors, LLP since 2009; Partner – Ryan Heritage, LLP; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	3	Director, Brookfield DTLA Fund Office Trust Investor, Inc.; Trustee, Crossroads Liquidating Trust (until 2020); Director, Special Opportunities Fund, Inc.; Chairman, Total Return Securities Fund; Director, BNY Mellon Municipal Income Inc. (until 2025); Director, Tejon Ranch Co.
Phillip Goldstein*** (80)	Secretary as of July 2018.	1 year; Since 2018	Partner – Bulldog Investors, LLP since 2009; Partner – Ryan Heritage, LLP; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of private funds.	3	Chairman, The Mexico Equity and Income Fund, Inc.; Chairman, Special Opportunities Fund, Inc.; Director, Brookfield DTLA Fund Office Trust Investor Inc.; Director, MVC Capital, Inc. (until 2020); Trustee, Crossroads Liquidating Trust (until 2020); Director, Total Return Securities Fund; Director, BNY Mellon Municipal Income Inc. (until 2025).

High Income Securities Fund

Supplemental information (unaudited)

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
Rajeev Das*** (56)	—	1 year; Since 2018	Principal of Bulldog Investors, LLP and Ryan Heritage, LLP	1	Director, The Mexico Equity & Income Fund, Inc.
INDEPENDENT TRUSTEES
Gerald Hellerman (87)	—	1 year; Since 2018	Chief Compliance Officer of the Fund and The Mexico Equity and Income Fund, Inc. (through March 2020).	3	Trustee, Fiera Capital Series Trust; Director, Total Return Securities Fund; Director, The Mexico Equity and Income Fund, Inc.; Director, Special Opportunities Fund, Inc.; Director, MVC Capital, Inc. (until 2020); Trustee, Crossroad Liquidating Trust (until 2020).
Moritz Sell (57)	—	1 year; Since 2018	Founder and Principal of Edison Holdings GmbH and Senior Advisor to Markston International LLC (through December 2020).	2	Director, Aberdeen Australia Equity Fund; Director, Total Return Securities Fund; Director, Aberdeen Global Income Fund, Inc,; Director, Aberdeen Asia-Pacific Income Fund, Inc.; Chairman, Aberdeen Singapore Fund (until 2018); Director, Aberdeen Greater China Fund (until 2018); Director, BNY Mellon Municipal Income Inc. (until 2025).
Richard Dayan (81)	—	1 year; Since 2018	Owner of CactusTrading.	2	Director, Total Return Securities Fund

High Income Securities Fund

Supplemental information (unaudited)

Name, Address and Age*	Position(s) Held with the Fund	Term of Office and Length of Time Served	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships held by Trustee
Ben Harris (57)	—	1 year; Since 2018	Chairman of Hormel Harris Investments, LLC; Principal of NBC Bancshares, LLC; Chief Executive Officer of Crossroads Capital, Inc.; Administrator of Crossroads Liquidating Trust.	2	Director, Special Opportunities Fund, Inc.
OFFICERS
Andrew Dakos*** (59)	President as of July 2018.	1 year; Since 2018	Partner – Bulldog Investors, LLP; Partner – Ryan Heritage, LLP; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Thomas Antonucci*** (56)	Treasurer as of July 2018.	1 year; Since 2018	Director of Operations of Bulldog Investors, LLP.	n/a	n/a
Phillip Goldstein*** (80)	Secretary as of July 2018.	1 year; Since 2018	Partner – Bulldog Investors, LLP; Partner – Ryan Heritage, LLP; Principal of the former general partner of several private investment partnerships in the Bulldog Investors group of funds.	n/a	n/a
Stephanie Darling*** (55)	Chief Compliance Officer as of July 2018.	1 year; Since 2018	General Counsel and Chief Compliance Officer of Bulldog Investors, LLP; Chief Compliance Officer of Ryan Heritage, LLP, Total Return Securities Fund, Special Opportunities Fund and Mexico Equity and Income Fund, Principal, the Law Office of Stephanie Darling; Editor-In-Chief, The Investment Lawyer.	n/a	n/a

*	The address for all trustees and officers is c/o High Income Securities Fund, 615 East Michigan Street, Milwaukee, WI 53202.

**	The Fund Complex is comprised of the Fund, Special Opportunities Fund, Inc., and Total Return Securities Fund.

***	Messrs. Dakos, Goldstein, Antonucci and Ms. Darling are each considered an “interested person” of the Fund within the meaning of the 1940 Act because of their affiliation with Bulldog Investors, LLP, the Adviser, and positions as officers of the Fund. Mr. Das is considered an “interested person” of the Fund because of his affiliation with Bulldog Investors, LLP, the Adviser.

High Income Securities Fund

Privacy policy notice

The following is a description of the Fund’s policies regarding disclosure of nonpublic personal information that you provide to the Fund or that the Fund collects from other sources. In the event that you hold shares of the Fund through a broker-dealer or other financial intermediary, the privacy policy of the financial intermediary would govern how your nonpublic personal information would be shared with unaffiliated third parties.

CATEGORIES OF INFORMATION THE FUND COLLECTS. The Fund collects the following nonpublic personal information about you:

1.	Information from the Consumer: this category includes information the Fund receives from you on or in applications or other forms, correspondence, or conversations (such as your name, address, phone number, social security number, assets, income and date of birth); and

2.	Information about the Consumer’s transactions: this category includes information about your transactions with the Fund, its affiliates, or others (such as your account number and balance, payment history, parties to transactions, cost basis information, and other financial information).

CATEGORIES OF INFORMATION THE FUND DISCLOSES. The Fund does not disclose any nonpublic personal information about their current or former shareholders to unaffiliated third parties, except as required or permitted by law. The Fund is permitted by law to disclose all of the information it collects, as described above, to its service providers (such as the Custodian, administrator and transfer agent) to process your transactions and otherwise provide services to you.

CONFIDENTIALITY AND SECURITY. The Fund restricts access to your nonpublic personal information to those persons who require such information to provide products or services to you. The Fund maintains physical, electronic and procedural safeguards that comply with federal standards to guard your nonpublic personal information.

This privacy policy notice is not a part of the shareholder report.

Investment Adviser

Bulldog Investors, LLP

Park 80 West

250 Pehle Avenue, Suite 708

Saddle Brook, NJ 07663

Transfer Agent and Registrar

Equiniti Trust Company, LLC

28 Liberty Street, Floor 53

New York, NY 10005

Fund Administrator and Fund Accountant

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Custodian

U.S. Bank, N.A.

Custody Operations

1555 North RiverCenter Drive, Suite 302

Milwaukee, WI 53212

Fund Counsel

Blank Rome LLP

1271 Avenue of the Americas

New York, NY 10020

Independent Registered Public Accounting Firm

Tait, Weller & Baker LLP

Two Liberty Place

50 South 16th Street, Suite 2900

Philadelphia, PA 19102

Board of Trustees

Andrew Dakos

Phillip Goldstein

Ben Harris

Gerald Hellerman

Rajeev Das

Moritz Sell

Richard Dayan

High Income Securities Fund

1-800-937-5449

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

The registrant did not make any substantive amendments to its code of ethics during the last annual period:

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee. Richard Dayan is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. “Other services” provided by the principal accountant were not applicable. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 8/31/2025	FYE 8/31/2024
( a ) Audit Fees	$32,500	$32,50
( b ) Audit-Related Fees	$2,000	$2,000
( c ) Tax Fees	$3,400	$3,400
( d ) All Other Fees	$–	$–

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by Tait, Weller and Baker LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 8/31/2025	FYE 8/31/2024
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) N/A All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by persons other than full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 8/31/2025	FYE 8/31/2024
Registrant	–	–
Registrant’s Investment Adviser	–	–

(h) The audit committee of the board of trustees/directors has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i) Not applicable

(j) Not applicable

Item 5. Audit Committee of Listed Registrants.

(a) The registrant is an issuer as defined in Rule 10A-3 under the Securities Exchange Act of 1934, (the “Act”) and has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Act. The independent members of the committee are as follows: Gerald Hellerman, Moritz Sell, and Richard Dayan.

(b) Not applicable

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not Applicable.

Item 7. Financial Statements and Financial Highlights for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 8. Changes in and Disagreements with Accountants for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 9. Proxy Disclosure for Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 10. Remuneration Paid to Directors, Officers, and Others of Open-End Investment Companies.

Not applicable to closed-end investment companies.

Item 11. Statement Regarding Basis for Approval of Investment Advisory Contract.

Not applicable.

Item 12. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

HIGH INCOME SECURITIES FUND

PROXY VOTING POLICY

The Board of Trustees has delegated the voting of proxies with respect to securities owned by the Fund to the Investment Adviser. The Investment Adviser’s Proxy Voting Policy is as follows:

Proxy Voting Policies

Bulldog Investors believes that the right to vote on issues submitted to shareholder vote, such as election of directors and important matters affecting a company’s structure and operations, can impact the value of its investments. Bulldog Investors generally analyzes the proxy statements of issuers of stock owned by the Bulldog Investors’ clients, as necessary and, other than as set forth herein, votes proxies on behalf of the such clients.

Bulldog Investors’ decisions with respect to proxy issues are made in light of the anticipated impact of the issue on the value of the investment. Proxies are voted solely in the interests of Bulldog Investors’ clients. Inherent in Bulldog Investors’ authority to vote proxies on behalf of its clients is the authority to refrain from voting and/or refrain from attending a shareholder meeting, if Bulldog Investors determines that refraining from such action is in the best interest of its clients. Bulldog Investors may also determine to refrain from voting in other instances, including routine meetings of investment companies, and meetings at which no contested matters are at issue.

Proxy Voting Procedures

In evaluating proxy statements, Bulldog Investors relies upon its own fundamental research, and information presented by company management and others. Bulldog Investors does not delegate its proxy voting responsibility to a third party proxy voting service.

Proxy Voting Guidelines

Bulldog Investors will generally vote proxies in favor of proposals that, in the opinion of the members of the portfolio managers, seek to enhance shareholder value and shareholder democracy. Bulldog Investors will generally vote proxies against any director who has voted to take action to materially impair shareholder voting rights (e.g., has voted to “opt in” to any state’s control share statute).

Special Opportunities Fund, Inc. (“SPE”), High Income Securities Fund (“PCF”) and Total Return Securities Fund (“SWZ” and, together with SPE and PCF, the “Funds”). With respect to proxies of closed-end investment companies held by the SPE, PCF and SWZ, in order to comply with Section 12(d) of the Investment Company Act of 1940, Bulldog Investors will “mirror vote” all such proxies received by the Funds, unless Bulldog Investors deems it appropriate to seek instructions from SPE, PCF or SWZ shareholders with regard to such vote. In such circumstances, Bulldog Investors will vote such proxies proportionally based upon the total number of shares owned by those shareholders that provide instructions. Bulldog Investors will post such instructions on each Fund’s website, respectively, and will send an email indicating that it is seeking instructions to those Fund shareholders who have requested to receive such information. In each semi-annual report to Fund shareholders, they are solicited to request to receive such information.

All Clients. In certain circumstances, Bulldog Investors may enter into a settlement agreement with an issuer of stock owned by Bulldog Investors’ clients that requires Bulldog Investors to vote shares of such stock (or the stock of an affiliate of the issuer) held by clients in a manner that deviates from these Policies and Procedures. In entering into any such agreement, Bulldog Investors has determined that the anticipated impact of entering into such settlement agreement is in the interests of Bulldog Investors’ clients.

Monitoring and Resolving Conflicts of Interest

When reviewing proxy statements and related research materials, Bulldog Investors will consider whether any business or other relationships between a portfolio manager, Bulldog Investors and a portfolio company could influence a vote on such proxy matter. With respect to personal conflicts of interest, Bulldog Investors’ Code of Ethics requires all partners to avoid activities, perquisites, gifts, or receipt of investment opportunities that could interfere with the ability to act objectively and effectively in the best interests of Bulldog Investors and its clients, and restricts their ability to engage in certain outside business activities. Portfolio managers with a personal conflict of interest regarding a particular proxy vote must recuse themselves and not participate in the voting decisions with respect to that proxy.

Form N-PX/Annual Report of Proxy Voting Record

Policy: Form N-PX is used by funds to file reports with the SEC containing the Fund’s proxy voting record for the most recent 12-month period ended December 31. The Form must be filed no later than August 31 of each year. The following information must be collected for the Fund in order to complete and file Form N-PX:

1.	The name of the issuer of the portfolio security;

2.	The exchange ticker symbol of the portfolio security;

3.	The CUSIP number (may be omitted if it is not available through reasonably practicable means);

4.	The shareholder meeting date;

5.	A brief description of the matter voted on;

6.	Whether the matter was proposed by the issuer or the security holder;

7.	Whether the Fund cast its vote on the matter;

8.	How the Fund cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors); and

9.	Whether the Fund cast its vote for or against management.

Item 13. Portfolio Managers of Closed-End Management Investment Companies.

Information is presented as of August 31, 2025.

(a)(1):

The Fund’s Investment Adviser is Bulldog Investors, LLP. The Fund’s Portfolio Managers are Phillip Goldstein, Andrew Dakos, and Rajeev Das. The business experience of Messrs. Goldstein, Dakos, and Das during the past 5 years is as follows:

Phillip Goldstein: Partner in Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Partner of Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Goldstein also is a member of Bulldog Holdings, LLC, the owner of several entities that previously served as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He is a director/trustee of the following closed-end funds: Special Opportunities Fund, Inc. since 2009, Mexico Equity and Income Fund since 2000, Total Return Securities Fund. since 2018, and High Income Securities Fund since 2018. He also is a director of Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017. He served as a director of MVC Capital, Inc., a business development company, from 2012-2020; BNY Mellon Municipal Income Inc., from 2024-2025; and as a trustee of Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2016-2020. Mr. Goldstein may buy and sell securities for the Fund’s portfolio without limitation.

Andrew Dakos: Partner in Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Partner in Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Mr. Dakos also is a member of Bulldog Holdings, LLC, the owner of several entities that previously served as the general partner of several private investment partnerships in the Bulldog Investors group of funds, and the owner of Kimball & Winthrop, LLC, the managing general partner of Bulldog Investors General Partnership, since 2012. He has served as a director/trustee of Special Opportunities Fund, Inc., a closed-end fund, since 2009, Crossroads Liquidating Trust (f/k/a Crossroads Capital, Inc., a business development company), from 2015-2020, High Income Securities Fund, a closed-end fund, since 2018, Total Return Securities Fund, a closed-end fund, since 2017, Brookfield DTLA Fund Office Trust Investor, a subsidiary of a large commercial real estate company, since 2017, Tejon Ranch Co., a real estate development company, since 2025 and BNY Mellon Municipal Income Inc., a closed-end fund, from 2024-2025. Mr. Dakos may buy and sell securities for the Fund’s portfolio without limitation.

Rajeev Das: Head Trader of Bulldog Investors, LLP and its predecessors since its inception in October 2009, and Principal of Ryan Heritage, LLP, an SEC-registered investment adviser, since its inception in 2019. Since 2004, Mr. Das has been a Principal of the entities that previously served as the general partner of the private investment partnerships in the Bulldog Investors group of investment funds. He has been a director/trustee of the following closed-end funds: The Mexico Equity and Income Fund, Inc., since 2001; and High Income Securities Fund, since 2018. Mr. Das provides investment research and analysis. Mr. Das buys and sells securities for the Fund’s portfolio under the supervision of Mr. Goldstein and Mr. Dakos.

(a)(2): Information is provided as of August 31, 2025 (per instructions to paragraph (a)(2).

(i) Phillip Goldstein, Andrew Dakos and Rajeev Das

(ii) Number of other accounts managed by Mr. Goldstein, Mr. Dakos and Mr. Das within each of the following categories:

(A) Registered investment companies: 3 ($345.64 million)

(B) Other pooled investment vehicles: 5 ($1.58 million)

(C) Other accounts: 155 ($81.16 million)

(iii) Number of other pooled investment vehicles, and total assets therein, with respect to which the advisory fee is based on the performance of the account: None. Number of “other accounts,” and total assets therein, with respect to which the advisory fee is based on the performance of the account: 3 other accounts; $ 4.45 million (estimated).

(iv) Certain conflicts of interest may arise in connection with the Investment Adviser’s management of the Fund’s portfolio and the portfolios of other accounts managed by the Investment Adviser.  For example, certain inherent conflicts of interest exist in connection with managing accounts that pay a performance-based fee or allocation alongside an account that does not, and in connection with managing the accounts of certain principals of the Investment Adviser (“Proprietary Accounts”) alongside the accounts of unaffiliated clients. These conflicts may include an incentive to favor such accounts over the Fund because the Investment Adviser can potentially receive greater fees from accounts paying a performance-based fee than from the Fund. As a result, the Investment Adviser may have an incentive to direct its best investment ideas to, or allocate or sequence trades in favor of such accounts, and may have an incentive to favor the Proprietary Accounts over the accounts of unaffiliated clients. In addition, in cases where the investment strategies are the same or very similar, various factors (including, but not limited to, tax considerations, amount of available cash, and risk tolerance) may result in substantially different portfolios in such accounts. Material conflicts of interest could arise in the allocation of investment opportunities between the Fund and other accounts managed by the Investment Adviser and its affiliates. In order to address these conflicts of interest, the Investment Adviser has adopted a Trade Allocation Policy which recognizes the importance of trade allocation decisions and attempts to achieve an equitable balancing of competing client interests. The Policy establishes certain procedures to be followed in connection with placing and allocating trades for client accounts.

(a)(3):

Compensation for Messrs. Goldstein, Dakos and Das is comprised solely of net income generated by the Fund’s investment adviser.

(a)(4): The following sets forth the aggregate dollar range of equity securities in the Fund that is owned by each Portfolio Manager as of August 31, 2025:

Mr. Goldstein: $1-$10,000

Mr. Dakos: $50,001-$100,000

Mr. Das: None

As of August 31, 2025, Mr. Goldstein beneficially owns 147 shares of common stock of the Registrant; Mr. Dakos beneficially owns 10,705 shares of common stock of the Registrant; and Mr. Das Indirectly owns 0 shares of common stock of the Registrant.

Item 14. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs
March 1 – March 31, 2025	–	–	–	N/A
April 1 – April 30, 2025	–	–	–	N/A
May 1 – May 31, 2025	–	–	–	N/A
June 1 – June 30, 2025	–	–	–	N/A
July 1 – July 31, 2025	–	–	–	N/A
August 1 – August 31, 2025	–	–	–	N/A
Total	–	–	–	N/A

* Footnote the date each plan or program was announced, the dollar amount (or share or unit amount) approved, the expiration date (if any) of each plan or program, each plan or program that expired during the covered period, each plan or program registrant plans to terminate or let expire.

Item 15. Submission of Matters to a Vote of Security Holders.

Not Applicable.

Item 16. Controls and Procedures.

(a)	The Registrant’s Principal Executive Officer and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)	There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 17. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal year reported on this Form N-CSR.

Item 18. Recovery of Erroneously Awarded Compensation.

(a) Not Applicable.

(b) Not Applicable.

Item 19. Exhibits.

(a)	(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Incorporated by reference to the Registrant’s Form N-CSR filed on November 7, 2018.

(2) Any policy required by the listing standards adopted pursuant to Rule 10D-1 under the Exchange Act (17 CFR 240.10D-1) by the registered national securities exchange or registered national securities association upon which the registrant’s securities are listed. Not Applicable.

(3) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)). Filed herewith.

(4) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not Applicable.

(5)	There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

(c)	Notices to Fund’s shareholders in accordance with Rule 19a-1 under the Investment Company Act of 1940, as amended. Filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	High Income Securities Fund

By (Signature and Title)*	/s/ Andrew Dakos
Andrew Dakos, Principal Executive Officer

Date	November 6, 2025

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Andrew Dakos
Andrew Dakos, Principal Executive Officer

Date	November 6, 2025

By (Signature and Title)*	/s/ Thomas Antonucci
Thomas Antonucci, Principal Financial Officer

Date	November 6, 2025

* Print the name and title of each signing officer under his or her signature.